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                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Files No. 333-47897 and No. 333-56195.


/s/ Arthur Andersen LLP


Columbus, Ohio
March 27, 2002